EXHIBIT 32

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

                I, R. Jeffrey Bailly, President and Chief Executive Officer of UFP Technologies, Inc., a Delaware corporation (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that, to the best of my knowledge and belief:

(1)                The Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: August 10, 2011	/s/ R. Jeffrey Bailly
R. Jeffrey Bailly
Chairman, Chief Executive Officer, President, and Director
(Principal Executive Officer)

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

                I, Ronald J. Lataille, Chief Financial Officer of UFP Technologies, Inc., a Delaware corporation (the “Company”), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) that, to the best of my knowledge and belief:

(1)                The Quarterly Report on Form 10-Q for the quarter ended June 30, 2011, (the “Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                The information contained in the Form 10-Q fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: August 10, 2011	/s/ Ronald J. Lataille
Ronald J. Lataille
Chief Financial Officer
(Principal Financial Officer)

A signed original of these written statements required by Section 906 has been provided to UFP Technologies, Inc. and will be retained by UFP Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.